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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 12, 1999



                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)




New York                             1-892                   34-0252680
(State or Other                     Commission               (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)



                                3 Coliseum Centre
                              2550 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (704) 423-7000


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ITEM 5.  OTHER EVENTS

1. As previously reported by The B.F.Goodrich Company ("BFGoodrich") on its Current Report on Form 8-K filed July 12, 1999 (as amended by Form 8-K/A filed September 24, 1999), on July 12, 1999 BFGoodrich completed its acquisition of Coltec Industries Inc ("Coltec") by way of a merger of a wholly-owned subsidiary of BFGoodrich into Coltec. Each share of common stock of Coltec was exchanged for 0.56 shares of common stock of BFGoodrich. The acquisition was accounted for as a "pooling of interests" under generally accepted accounting principles.

     Although the merger was completed after the date of these financial statements, the historical results presented herein as Exhibit 99.1 give effect to the merger as if it had been completed at the beginning of the earliest period presented. Incorporated herein by reference to Exhibit 99.1 filed herewith are the following:

          1. Selected Financial Data

          2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

          3. Consolidated Statement of Income for the years ended December 31, 1998, 1997 and 1996.

          4. Consolidated Balance Sheet at December 31, 1998 and 1997.

          5. Consolidated Statement of Cash Flows for the years ended December 31, 1998, 1997 and 1996.

          6. Consolidated Statement of Shareholders' Equity for the years ended December 31, 1998, 1997 and 1996.

          7. Notes to Consolidated Financial Statements.

         The report of Ernst & Young LLP, independent auditors, on these consolidated financial statements of BFGoodrich at December 31, 1998 and 1997 and for the years ended December 31, 1998, 1997 and 1996 is filed herewith as part of Exhibit 99.1 and the related consent is filed herewith as Exhibit 23.1. Both the report and the consent are incorporated herein by reference. The report of Ernst & Young LLP referred to above as to 1996 is based in part on the report of Deloitte & Touche LLP, independent accountants, and as to 1998, 1997 and 1996 is based in part on the report of Arthur Andersen LLP, independent accountants. The reports of Deloitte & Touche LLP and Arthur Andersen LLP are filed herewith as Exhibits 99.2 and 99.3, respectively. The consents of Deloitte & Touche LLP and Arthur Andersen LLP are filed herewith as Exhibits 23.2 and 23.3, respectively. These reports and consents are incorporated herein by reference.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.

                  None.

     (b) Pro Forma Financial Information.

                  None.

     (c) Exhibits.

         Exhibit 23.1      Consent of Ernst & Young LLP.

         Exhibit 23.2      Consent of Deloitte & Touche LLP.

         Exhibit 23.3      Consent of Arthur Andersen LLP.

         Exhibit 27.1      Financial Data Schedules - 1998

         Exhibit 27.2      Financial Data Schedules - 1997

         Exhibit 27.3      Financial Data Schedules - 1996

         Exhibit 99.1      Selected Financial Data

                           Management's Discussion and Analysis of Financial Condition and Results of Operations

                           Consolidated Financial Statements at December 31, 1998 and 1997 and for the years ended December 31, 1998, 1997 and 1996 of The B.F.Goodrich Company and Report of Ernst & Young LLP.

         Exhibit 99.2      Independent Auditors Report - Deloitte & Touche LLP

         Exhibit 99.3      Independent Auditors Report - Arthur Andersen LLP






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE B.F.GOODRICH COMPANY
                                           (Registrant)
















Date:  December 17, 1999                    By: /s/ Laurence A. Chapman
                                                -------------------------------
                                                Laurence A. Chapman
                                                Senior Vice President and
                                                Chief Financial Officer




                                            By: /s/ Robert D. Koney, Jr.
                                                ------------------------------
                                                Robert D. Koney, Jr.
                                                Vice President and Controller
                                                (Chief Accounting Officer)










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